Dear Shareholder:

In 1995, your fund gained 19.7%. In most years we would be ecstatic with this return. And while we eclipsed the field in 1994, this year we felt like a runner-up. The Russell 2000, an index we feel is representative of our approach, gained a stunning 28.4% and the S&P 500 increased a fantastic
37.6%!

Most managers would be reluctant to share those comparisons. We, on the other hand, recognize that our niche may be slightly out of sync with the market during short periods of time. While it is painful to be bested this year, we still feel that it would be foolish to deviate from our stated investment philosophy. As many investors understand, consistency of application of investment approach provides lasting rewards. Chasing windmills might be appropriate for Don Quixote, but investing in the latest fad can be hazardous to an investor's financial health.

1995
Performance in 1995 was enhanced by several stocks including CONMED
(+88%), our largest holding.  Among our other top five performers were:
Sage Laboratories (+92%), Transworld Bancorp (+81%), Modern Controls (+70%), and First Empire (+60%). Two banks ranked in the top five best performers and we found, in general, our financial holdings did well. With the exception of two - Midland Financial (-18%) and Salomon (-5%) - all demonstrated positive performance.

What we find most intriguing is that, of the stocks that performed poorly in 1995, most appear to have excellent future prospects. Along with Midland, we feel that C-COR Electronics (-24%), Spartan Motors (-18%), Blair (-21%), and Raven Industries (-9%) are well managed companies that could show extraordinary performance in the future. Economic progress of some of these specific issues suggests that 1996 may be a much better year than their 1995 performance indicated.

1996 and Beyond
No one knows exactly what the future holds, especially in the short term.
The only prediction we can safely make is that at some point we will experience a market decline. (We feel safe in this prediction knowing we haven't experienced a major decline since 1981-82!) While bear markets are inevitable, they are not to be feared. Often they occur for emotional reasons that have no bearing on the economic positives of many businesses. For example, during the market decline of 1990, WD-40, a company owned in your Fund, actually increased its revenue and profitability. Despite these positive operating results, the market price of the stock was down for the year more than the market as a whole. Subsequently, the company's favorable performance was recognized in a higher market price. Today we can say with some certainty that the economic prospects for WD-40
Company could not be better. International business is increasing rapidly and we are happy to report that WD-40 has recently acquired the 3-IN-ONE brand lubricant. Two products with great brand recognition, coupled with the company's strength in domestic and international distribution, can only be a formula for positive results. WD-40 is like a tightly closed rosebud that is ready to burst into bloom.

Your fund owns many similar business opportunities.  Currently most sell at
about 11-12 times estimated 1996 earnings - a bargain, we believe.   They all
share strong financial promise. While there may be some disappointments along the way, we assure you that we will keep our focus on our niche - understandable, highly profitable businesses managed by extraordinarily able people.

Very sincerely,


Thomas O. Putnam
President

   Top Ten Holdings
------------------------
1)   CONMED Corporation
2)   Fourth Financial
3)   ReliaStar Financial
4)   Hawkeye Bancorp
5)   CR Bard
6)   American Express
7)   Kaydon Corporation
8)   OnBancorp
9)   Mailboxes Etc.
10)  Allied Group

Average Annual
Total Returns for the
period ended 12/31/95

1 year    19.7%
5 year    18.8%
9 year    13.1%

                               FAM VALUE FUND
--------------------------------------------------------------------------
                         STATEMENT OF INVESTMENTS
                             December 31, 1995


COMMON STOCKS (100%)                             Shares          Value
Automotive (0.95%)
Spartan Motors, Inc. . . . . . . . . . . . . . .213,950   $  2,353,450


Banking (19.62%)
Centennial Bancorp . . . . . . . . . . . . . . .101,503      1,344,915
Centura Bancorp. . . . . . . . . . . . . . . . .146,250      5,137,031
FirsTier Financial, Inc. . . . . . . . . . . . . 23,700      1,042,800
First Empire Corporation . . . . . . . . . . . . 13,000      2,834,000
Fourth Financial . . . . . . . . . . . . . . . .286,300     11,720,406
Hawkeye Bancorporation . . . . . . . . . . . . .352,400      9,382,650
ONBANcorp. . . . . . . . . . . . . . . . . . . .230,000      7,676,250
*Plumas Bank . . . . . . . . . . . . . . . . . . 47,520        641,520
Southtrust Corporation . . . . . . . . . . . . .142,000      3,638,750
*Transworld Bancorp. . . . . . . . . . . . . . . 55,692        835,380
TrustCo Bank Corp. NY. . . . . . . . . . . . . .122,797      2,716,884
Western Bank . . . . . . . . . . . . . . . . . . 92,060      1,703,110
                                                            48,673,696

Chemical (0.83%)
WD-40 Company. . . . . . . . . . . . . . . . . . 50,400      2,066,400

Consumer Products (4.15%)
Jostens, Inc.. . . . . . . . . . . . . . . . . .238,300      5,778,775
Stanhome . . . . . . . . . . . . . . . . . . . .155,000      4,514,375
                                                            10,293,150

Diversified Manufacturing (5.49%)
CLARCOR, Inc.. . . . . . . . . . . . . . . . . . 57,500      1,171,563
+*ESSEF Corporation. . . . . . . . . . . . . . .277,250      4,366,687
Raven Industries . . . . . . . . . . . . . . . .145,450      2,654,463
+Versa Technologies. . . . . . . . . . . . . . .355,758      5,425,309
                                                            13,618,022

Electrical/Electronics (3.40%)
*C-COR Electronics . . . . . . . . . . . . . . .253,200      5,950,200
*IFR Systems . . . . . . . . . . . . . . . . . .169,000      1,563,250
Sage Laboratories, Inc.. . . . . . . . . . . . . 45,500        910,000
                                                             8,423,450

                               FAM VALUE FUND
---------------------------------------------------------------------------
                         STATEMENT OF INVESTMENTS
                             December 31, 1995



Financial Services (9.67%)
+*Allied Capital Advisors. . . . . . . . . . . .500,000      2,656,250
American Express . . . . . . . . . . . . . . . .219,500      9,081,812
Fund America . . . . . . . . . . . . . . . . . . 89,700      6,682,650
Salomon, Inc.. . . . . . . . . . . . . . . . . .157,000      5,573,500
                                                            23,994,212
Grocery Stores (2.46%)
Hannaford Brothers . . . . . . . . . . . . . . .248,100      6,109,463

Health Care (17.08%)
CR Bard, Inc.. . . . . . . . . . . . . . . . . .300,000      9,675,000
+*CONMED Corporation . . . . . . . . . . . . . .996,862     24,921,550
*Copley Pharmaceuticals, Inc.. . . . . . . . . .113,100      1,555,125
+*Hycor Biomedical . . . . . . . . . . . . . . .828,900      3,626,438
Minntech Corporation . . . . . . . . . . . . . . 94,000      1,850,625
+*Scherer Healthcare . . . . . . . . . . . . . .289,925        761,053
                                                            42,389,791

Insurance (21.04%)
Allied Life. . . . . . . . . . . . . . . . . . .226,800      4,110,750
Allied Group, Inc. . . . . . . . . . . . . . . .210,350      7,572,600
Donegal Group, Inc.. . . . . . . . . . . . . . .116,000      2,175,000
First Colony Corporation . . . . . . . . . . . .270,300      6,858,862
+Intercargo Corporation. . . . . . . . . . . . .588,800      5,888,000
+Midland Financial Group, Inc. . . . . . . . . .317,200      3,846,050
Poe & Brown, Inc.. . . . . . . . . . . . . . . . 52,700      1,310,913
Protective Life Corporation. . . . . . . . . . .167,200      5,225,000
Providian Corporation. . . . . . . . . . . . . . 20,932        852,979
ReliaStar Financial. . . . . . . . . . . . . . .233,100     10,343,812
UNUM Corporation . . . . . . . . . . . . . . . . 73,380      4,035,900
                                                            52,219,866

Machinery & Equipment (8.52%)
IDEX Corporation . . . . . . . . . . . . . . . .104,400      4,280,400
Kaydon Corporation . . . . . . . . . . . . . . .297,500      9,036,562
+Modern  Controls. . . . . . . . . . . . . . . .277,812      3,021,206
Tennant Corporation. . . . . . . . . . . . . . .201,400      4,808,425
                                                            21,146,593

                              FAM VALUE FUND
---------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS
                            December 31, 1995


Mail Order & Catalog (1.28%)
Blair Corporation. . . . . . . . . . . . . . . .100,800      3,175,200

Postage & Business Service (3.02%)
+*Mailboxes, Etc.. . . . . . . . . . . . . . . .600,000      7,500,000

Printing (2.49%)
*CSS Industries, Inc.. . . . . . . . . . . . . .241,500      5,313,000
Deluxe Corporation . . . . . . . . . . . . . . . 29,600        858,400
                                                             6,171,400


Total Investments (Cost $196,457,142). . . .             $ 248,134,693
                                                         -------------

* Non-income producing
+ See Note 5

                              FAM VALUE FUND
---------------------------------------------------------------------------
                   STATEMENT OF ASSETS AND LIABILITIES
                            December 31, 1995


ASSETS
Investment in securities at market value
  (Cost $196,457,142). . . . . . . . . . . . . . .      $248,134,693
Cash at interest . . . . . . . . . . . . . . . . .        19,084,505
Dividends and interest receivable. . . . . . . .             450,474
         Total Assets. . . . . . . . . . . . . . .       267,669,672

LIABILITIES
Payable for investment securities purchased. .               110,938
Payable for shares redeemed. . . . . . . . . .                48,325
Accrued management fees. . . . . . . . . . . . .             222,881
Accrued expenses . . . . . . . . . . . . . . .               129,592
         Total Liabilities . . . . . . . . . .               511,736


NET ASSETS
Source of Net Assets:
    Net capital paid in on shares of
         beneficial interest . . . . . . . $215,479,628
    Undistributed net investment income. .          725
    Accumulated net realized gains . . . .           32
    Net unrealized appreciation. . . . . .   51,677,551
          Net Assets . . . . . . . . . . . . . . .      $267,157,936
                                                        ------------

Net asset value per share; 10,868,081 shares of
    beneficial interest outstanding (Note 3) . . .            $24.58
                                                             -------

                               FAM VALUE FUND
----------------------------------------------------------------------------
                          STATEMENT OF OPERATIONS
                             December 31, 1995


INVESTMENT INCOME
     Income:
        Dividends. . . . . . . . . . . . . . . . .      $4,225,261
        Interest . . . . . . . . . . . . . . .             986,691
                 Total income. . . . . . . . . .         5,211,952
     Expenses:
        Investment advisory fee (Note 2) . . . . .       2,395,056
        Shareholder servicing and
         related expenses (Note 2). . . . . . .            337,336
        Printing and mailing . . . . . . . . . .           105,879
        Professional fees. . . . . . . . . . . .            82,513
        Registration fees. . . . . . . . . . . .            31,941
        Custodian fees . . . . . . . . . . . . .            31,260
        Trustees . . . . . . . . . . . . . . . .            12,017
        Other. . . . . . . . . . . . . . . . . .             7,103
                   Total Expenses. . . . . . . .         3,003,105
                        Net Investment Income. . .       2,208,847


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain on investments. . . . . . . . .    4,211,001
     Unrealized appreciation of
      investments for the year . . . . . . . . . . . .   37,399,564
                        Net Gain on Investments. . . .   41,610,565

NET INCREASE IN NET ASSETS FROM OPERATIONS              $43,819,412
                                                        -----------

                               FAM VALUE FUND
-----------------------------------------------------------------------------
                    STATEMENTS OF CHANGES IN NET ASSETS
                  Years Ended December 31, 1995 and 1994

                                                        1995          1994
                                                    -----------   -----------
CHANGE IN NET ASSETS FROM OPERATIONS:
  Net investment income. . . . . . . . . . . .     $  2,208,847   $ 1,173,970
  Net realized gain on investments . . . . . .        4,211,001      6,062,56
  Unrealized appreciation for the year . . . . .     37,399,564     6,225,198
      Net Increase in Net Assets From Operations     43,819,412    13,461,924

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income. . . . . . . . . . . . .    (2,209,176)   (1,172,824)
  Net realized gain on investments . . . . . . .    (4,210,980)   (6,062,755)

CAPITAL SHARE TRANSACTIONS (NOTE 3): . . . . . . .   19,179,600  (15,785,293)
  Total Increase (Decrease) in Net Assets. . . .     56,578,856   (9,558,948)

NET ASSETS:
  Beginning of year. . . . . . .                    210,579,080   220,138,028
  End of year. . . . . . . . . . . . . . . . . . . $267,157,936  $210,579,080
                                                   ------------  ------------

                                FAM VALUE FUND
--------------------------------------------------------------------------
                        NOTES TO FINANCIAL STATEMENTS


1.    Summary of Accounting Policies
  FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company
  registered under the Investment Company Act of 1940.    The investment
  objective of the Fund is to seek a high long term total return, consisting of appreciation and dividend income from investments in equity related securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a)    Valuation of Securities
  Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short term securities are carried at amortized cost, which approximates market value.

b)    Federal Income Taxes
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

c)    Use of Estimates
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d)    Other
  Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2.    Investment Advisory Fees and Other Transactions with Affiliates
  Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceeds 2% of the average daily net assets. No such reimbursement was required for the year ended December 31, 1995. FAM Shareholder
  Services, Inc., a company under common control with the Advisor serves as shareholder servicing agent for which it received a monthly fee of $1.50 per shareholder account.

3.    Shares of Beneficial Interest
  At December 31, 1995, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:

                                          Year Ended December 31,
                              -------------------------------------------------
                                       1995                      1994
                              -------------------------------------------------
                                Shares       Amount       Shares       Amount
 Shares sold . . . . . . . .  2,306,111   $51,452,609   1,645,500   $33,524,721
 Shares issued on reinvestment
 of dividends. . . . . . . .    251,458     6,135,577     331,068     6,939,181
 Shares redeemed . . . . . . (1,696,462)  (38,408,586) (2,763,147)  (56,249,195)
 Net (increase) decrease . . .  861,107   $19,179,600    (786,579) $(15,785,293)
                             -----------  -----------  -----------  -----------

4.    Investment Transactions

 During the year ended December 31, 1995, purchases and sales of investment securities, other than short-term obligations, were $31,786,676 and $21,378,268. The cost of securities for federal income tax purposes is the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

The aggregate gross unrealized appreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

          Unrealized appreciation. . . . . . .$66,678,299
          Unrealized (depreciatoin). . . . .  (15,000,748)
          Net unrealized appreciation. . . . .$51,677,551
                                              ------------

5.    Holdings of 5% Voting Securities of Portfolio Companies
 Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. Investments in affiliated companies as of December 31, 1995 amounted to $62,012,543. For the year ended December
 31, 1995, dividend income of $476,865 was received from affiliated companies as well as realized gains of $885,307 from the sale of such companies.

6.    Selected Financial Information

Per share performance                   Year Ended December 31,
(For a share outstanding   -----------------------------------------------
throughout the year)        1995      1994      1993      1992       1991
                           ------    ------    ------    ------     ------
Net asset value,
beginning of year. . . . . $21.04    $20.40    $20.50    $16.87     $12.06

Income from investment
 operations:
Net investment income . . .  0.21      0.12      0.09      0.10       0.08
Net realized and
 unrealized gain (loss)
 on investments . . . . . .  3.94      1.27     (0.05)     4.11       5.63

Total from investment
 operations . . . . . . . .  4.15      1.39      0.04      4.21       5.71

Less distributions:
Dividends from net
 investment income. . . . . (0.21)    (0.12)    (0.09)    (0.10)     (0.08)
Distributions from
 net realized gains . . . . (0.40)    (0.63)    (0.05)    (0.48)     (0.82)

Total distributions . . . . (0.61)    (0.75)    (0.14)    (0.58)     (0.90)
Change in net asset
 value for the year. . . .   3.54      0.64     (0.10)     3.63       4.81
Net asset value,
 end of year. . . . . . .  $24.58    $21.04    $20.40    $20.50     $16.87

TOTAL RETURN                19.71%     6.82%     0.21%    25.08%     47.63%

Ratios/Supplemental data
Net Assets,
 end of year (000) . .   $267,158  $210,579  $220,138   $44,694    $13,943

Ratios to average
 net assets of:
Expenses                    1.25%*    1.39%     1.39%     1.50%      1.49%
Net Investment Income       0.92%*    0.58%     0.57%     0.81%      0.66%
Portfolio turnover rate     9.67%     2.15%     4.83%     9.84%     13.56%

             INDEPENDENT AUDITOR'S REPORT


The Board of Trustees and Shareholders
FAM Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of FAM Value Fund, a series of Fenimore Asset Management Trust, as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the selected financial information for each of the four years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of FAM Value Fund, as of December 31, 1995, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

New York, New York
January 10, 1996